SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported25-Nov-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE11
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Nov-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Nov-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated          25-Nov-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE11

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Nov-02

DISTRIBUTION SUMMARY

                         Beginning             Current Period        Accrued
          Original Current Principa Principal   Pass-Through        Interest
Class  Face Value           Amount Distribution         Rate Distributed (1)
A-1    215000000.00    194787062.32  8569032.69      2.18000%       365658.60
A-2    100000000.00     91785863.38  2457406.34      2.20500%       174278.41
A-3    120000000.00    110143036.06  2948887.60      2.16000%       204866.05
A-IO   264262500.00    241004946.77        0.00      6.17000%      1629198.89
M-1     31000000.00     31000000.00        0.00      2.71000%        72341.94
M-2     25750000.00     25750000.00        0.00      3.38000%        74946.81
B-1     19250000.00     19250000.00        0.00      4.13000%        68460.49
B-2      4000000.00      4000000.00        0.00      4.58000%        15775.56
X      515000050.00    482433583.47        0.00                          0.00
R             50.00            0.00        0.00      2.16000%            0.00
Total  515000050.00    476715961.76 13975326.63                    2605526.75


                      Certificate      Ending
     Realized Loss        Interest Current Prin
         Principal      Shortfall      Amount
Class
  A-1           N/A            0.00186218029.64
  A-2           N/A            0.00 89328457.04
  A-3           N/A            0.00107194148.45
 A-IO           N/A            0.00232514935.84
  M-1          0.00            0.00 31000000.00
  M-2          0.00            0.00 25750000.00
  B-1          0.00            0.00 19250000.00
  B-2          0.00            0.00  4000000.00
    X           N/A            0.00469560927.39
    R           N/A            0.00        0.00
Total          0.00            0.00462740635.13

AMOUNTS PER $1,000 UNIT
                                                    Interest          Ending
                              Prin         Int Carry-forward       Curr Prin
ClassCusip            Distribution Distribution       Amount          Amount
A-1  22540VM74         39.85596599  1.70073767    0.00000000    866.13037040
A-2  22540VM82         24.57406337  1.74278410    0.00000000    893.28457042
A-3  22540VM90         24.57406337  1.70721708    0.00000000    893.28457042
A-IO 22540VN24          0.00000000  6.16507787    0.00000000    879.86352903
M-1  22540VN40          0.00000000  2.33361097    0.00000000   1000.00000000
M-2  22540VN57          0.00000000  2.91055573    0.00000000   1000.00000000
B-1  22540VN65          0.00000000  3.55638909    0.00000000   1000.00000000
B-2  22540VN73          0.00000000  3.94389000    0.00000000   1000.00000000
X    BCC06ZWX9          0.00000000  0.00000000    0.00000000    911.76870254
R    22540VN32          0.00000000  0.00000000    0.00000000      0.00000000

                                     GROUP 1      GROUP 2         TOTAL
Principal Distributions:
Beginning Balance                  237345063.87 245088519.60    482433583.47
     Scheduled Principal             148938.42     162084.43       311022.85
     Prepayments (Includes Curtailm 7742423.72    4816659.95     12559083.67
     Net Liquidation Proceeds             0.00          0.00            0.00
     Loan Purchase Prices                 0.00          0.00            0.00
     Total Principal Remittance     7891362.14    4978744.38     12870106.52
     Net Realized Losses               2033.78        515.78         2549.56
Ending Balance                     229451667.95 240109259.44    469560927.39

Ending Overcollateralization Amount       0.00          0.00      6820292.27

Prefunding Account:                       0.00          0.00            0.00
Beginning Balance                         0.00          0.00            0.00
Subsequent Transfer                       0.00          0.00            0.00
Added to available certificate prin       0.00          0.00            0.00
Amount on Deposit in Prefunding Acc       0.00          0.00            0.00

Aggregate Ending Collateral Balance                             469560927.39

Interest Distributions:
Scheduled Interest  - Current Perio 1665972.17    1682900.67      3348872.84
Capitalized Interest Account withdr       0.00          0.00            0.00
Less Relief Act Interest Shortfall        0.00          0.00            0.00
                                    1665972.17    1682900.67      3348872.84
Capitalized Interest Account:
Beginning Balance                                                       0.00
plus: Investment Income                                                 0.00
less: Capitalized Interest Requirement                                  0.00
less: Withdrawal of Overfunded Int. Amt. to Depositor                   0.00
Ending Balance                                                          0.00

                           GROUP 1      GROUP 2         TOTAL
Servicing Fee             98893.62     102120.12       201013.74
Trustee Fee                 632.92        653.57         1286.49
FSA Premium                9739.35      10096.44        19835.79

Advances
Current Aggregate  Advances                                   870164.30
Outstanding Aggregate Advances                               1363399.65

Delinquency Information
                              GROUP 1                     GROUP 2
                         Count       Balance       Count    Balance
31-60 days delinquent      57      6,720,373.53      51    7,034,843.89
61-90 days delinquent       7        835,384.26      13    1,671,505.08
91 or more days delinquent 14      1,440,971.75      14    1,063,928.97

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Mortgage Loans in Foreclosure Proceedings
                       Count       Balance
GROUP 1                  68  7,458,974.88
GROUP 2                  30  3,959,909.30

Mortgage Loans in Bankruptcy
                       Count       Balance
GROUP 1                  12    994,024.95
GROUP 2                  10  1,745,144.57

Mortgage Loans in REO  Count   Balance       Market Value
GROUP 1                   8    934,208.81    1,009,082.24
GROUP 2                   4    963,636.09    1,103,518.50

Mortgage Outstanding        Count       Balance
                            3,472 469,560,927.39



Number of Loans for which Prepayment Premiums were collected              76
Amount of Prepayment Premiums                                     390,031.79

Current Rolling Three Month Delinquency Rate (60+days)               4.48668%
Rolling Three Month Delinquency Rate Average (60+days)               3.72321%

Number of Loans Repurchased                                                0
Principal Balance of Loans Repurchased                                  0.00

Realized Losses incurred during the related Due Period              2,549.56
Cumulative Net Realized Losses since Startup Day                   48,428.13

Principal Balance of Liquidated Loans                                   0.00
Cumulative Principal Balance of Liquidated Loans                  542,696.44

Weighted Average Term to Maturity of Mortgage Loans             Not Available
Weighted Average Gross Coupon of Mortgage Loans                      8.82995%
Weighted Average Net Coupon of Mortgage Loans                        8.30925%

Insured Payment on Class A                                              0.00



Senior Enhancement Percentage                                       18.25485%

Net Excess Spread                                                    2.97622%

Deposit to Basis Risk Reserve Fund                                      0.00
Basis Risk Reserve Fund Balance                                     5,000.00

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE11


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA